Exhibit 99.1

Hain Celestial Reports Second Quarter 2023 Financial Results

Net Income of $11.0 million; Adjusted Net Income of $18.3 million

Adjusted EBITDA on Constant Currency Basis of $52.7 million

Reaffirming Full Year Fiscal 2023 Guidance

Lake Success, NY, February 7, 2023—The Hain Celestial Group, Inc. (Nasdaq: HAIN) (“Hain Celestial”, “Hain” or the “Company”), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East providing consumers with A Healthier Way of Life®, today reported financial results for the second quarter ended December 31, 2022.

“I am honored and excited to be a part of the next phase of growth for our Company,” said Wendy P. Davidson, President and Chief Executive Officer. “In my first few weeks, I have witnessed firsthand what attracted me to the Company: leading natural and organic brands with strong growth potential, a simplified portfolio, and an organization passionate to live our purpose to inspire Healthier Living for All through healthier people, products, and planet. I look forward to continuing the work to transform our business and build a sustainable, profitable, high-growth global brand leader in the better-for-you consumer space.”

“We reported solid second quarter results, ahead of our guidance on both adjusted gross margin and adjusted EBITDA on a constant currency basis,” said Christopher J. Bellairs, Executive Vice President and Chief Financial Officer. “We continued to see sequential improvements in both the International and North American business units. While we experienced some retailer inventory reductions in North America that impacted our topline results, we continue to see strong momentum in key categories such as better-for-you snacks, baby, and yogurt. Additionally, while the European market remains somewhat uncertain, we see early indications of stabilization.”

FINANCIAL HIGHLIGHTS*

Summary of Second Quarter Results Compared to the Prior Year Period

•Net sales decreased 5% to $454.2 million compared to the prior year period.
•When adjusted for foreign exchange, acquisitions, divestitures and discontinued brands, net sales decreased 2% compared to the prior year period.
•Gross profit margin of 22.9%, a 170-basis point decrease from the prior year period.
•Adjusted gross profit margin of 22.9%, a 170-basis point decrease from the prior year period.
•Net income of $11.0 million compared to $30.9 million in the prior year period; net income margin of 2.4%, a 410-basis point decrease from the prior year period.
•Adjusted net income of $18.3 million compared to $34.3 million in prior year period; adjusted net income margin of 4.0%, a 318-basis point decrease from the prior year period.
•Adjusted EBITDA on a constant currency basis of $52.7 million compared to $59.3 million in the prior year period; Adjusted EBITDA margin on a constant currency basis of 11.0%, a 144-basis point decrease compared to the prior year period.
•Earnings per diluted share (“EPS”) of $0.12 compared to $0.33 in the prior year period.
•Adjusted EPS of $0.20 compared to $0.36 in the prior year period.

____________________________________________________
* This press release includes certain non-GAAP financial measures, which are intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to GAAP financial measures and other non-GAAP financial calculations are provided in the tables included in this press release.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

SEGMENT HIGHLIGHTS

The Company operates under two reportable segments: North America and International.

North America
North America net sales were $282.4 million, a 3% increase compared to the prior year period. When adjusted for foreign exchange, acquisitions, divestitures and discontinued brands, net sales decreased by 2% from the prior year period mainly due to retailer inventory adjustments, especially in tea, and lower sales in personal care, partially offset by higher sales in snacks.

Segment gross profit was $71.1 million, an increase of 5% from the prior year period. Adjusted gross profit was $71.1 million, an increase of 5% from the prior year period. Gross margin and adjusted gross margin were both 25.2%, representing a 60-basis point and 50-basis point increase from the prior year period, respectively. The increase was mainly driven by pricing increases and cost improvements driven by higher productivity, partially offset by inflation.

Segment operating income was $32.3 million, a 19% increase from the prior year period. Adjusted operating income was $32.3 million, a 12% increase from the prior year period. Operating income margin was 11.4%, a 160-basis point increase from the prior year period, and adjusted gross margin was 11.5%, a 100-basis point increase from the prior year period. The increase was mainly driven by pricing increases to offset inflation, productivity, and lower marketing spend.

Adjusted EBITDA on a constant currency basis was $38.8 million, a 16% increase from the prior year period. Adjusted EBITDA margin on a constant currency basis was 13.6%, a 150-basis point increase from the prior year period.

International
International net sales were $171.8 million, a 15% decrease compared to the prior year period. When adjusted for foreign exchange, net sales decreased 3% compared to the prior year period mainly due to continued softness in plant-based categories in Europe.

Segment gross profit was $32.7 million, a 34% decrease from the prior year period. Adjusted gross profit was $32.7 million, a decrease of 34% from the prior year period. Gross margin and adjusted gross margin were both 19.0%, representing a 550-basis point and 540-basis point decrease from the prior year period, respectively. The decrease in gross profit was mainly due to the aforementioned decrease in sales, as well as higher energy and supply chain costs and under-absorption of overhead costs at our manufacturing facilities.

Segment operating income was $11.9 million, a 56% decrease from the prior year period. Adjusted operating income was $12.5 million, a decrease of 55% from the prior year period. Operating income margin was 6.9%, a 670-basis point decrease from the prior year period, and adjusted gross margin was 7.3%, a 640-basis point decrease from the prior year period. The decrease was mainly due to lower gross profit resulting from a decline in sales, as well as higher energy and supply chain costs and under-absorption of overhead costs at our manufacturing facilities.

Adjusted EBITDA on a constant currency basis was $21.9 million, a 36% decline from the prior year period. Adjusted EBITDA margin on a constant currency basis was 11.2%, a 580-basis point decline from the prior year period.

FULL YEAR FISCAL 2023 GUIDANCE**

The Company is reaffirming its financial guidance for adjusted net sales and adjusted EBITDA on a constant currency basis of -1% to +4% compared to the prior year, driven by:

•Stable North American topline performance with moderate price elasticities and inflation starting to plateau
•International performance returning to growth in the second half of the year, with additional pricing actions, a benefit from private label offerings, and the lapping of both the beginning of the Russia-Ukraine war and the loss of the co-manufacturing contract and
•Overall gross margin progression versus the prior year through continued improvement in supply chain performance with improved service levels, robust productivity, and continued cost management

“We are encouraged that we continued to see sequential improvement in our business and remain on track to deliver on our 2023 financial guidance,” added Mr. Bellairs. “With the unprecedented industry-wide supply chain challenges largely behind us, we look forward to increased investment behind our brands to drive topline growth.”

** The forward-looking non-GAAP financial measures included in this section are not reconciled to the comparable forward-looking GAAP financial measures. The Company is not able to reconcile these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures without unreasonable efforts because the Company is unable to

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures but would not impact the non-GAAP measures. Such items may include certain litigation and related expenses, transaction costs associated with acquisitions and divestitures, productivity and transformation costs, impairments, gains or losses on sales of assets and businesses, foreign exchange movements and other items. The unavailable information could have a significant impact on the Company’s GAAP financial results.

Contacts:
Investor Relations:
Chris Mandeville
ICR
hain@icrinc.com

Media:
Robin Shallow
robin@robincomm.com

Conference Call and Webcast Information
Hain Celestial will host a conference call and webcast today at 8:30 AM Eastern Time to discuss its results and business outlook. Investors interested in participating in the live call can dial 877-407-9716 or 201-493-6779. The call will be webcast and the accompanying presentation will be available under the Investor Relations section of the Company’s website at www.hain.com.

About The Hain Celestial Group, Inc.
The Hain Celestial Group, Inc. (Nasdaq: HAIN) is a leading organic and natural products company that has been committed to creating A Healthier Way of Life® since 1993. Headquartered in Lake Success, NY with operations in North America, Europe, Asia and the Middle East, Hain Celestial’s food and beverage brands include Celestial Seasonings®, Clarks™, Cully & Sully®, Earth’s Best®, Ella’s Kitchen®, Frank Cooper’s®, Garden of Eatin’®, Hartley’s®, Health Valley®, Imagine®, Joya®, Lima®, Linda McCartney’s® (under license), MaraNatha®, Natumi®, New Covent Garden Soup Co.®, ParmCrisps®, Robertson’s®, Rose’s® (under license), Sensible Portions®, Spectrum®, Sun-Pat®, Terra®, The Greek Gods®, Thinsters®, Yorkshire Provender® and Yves Veggie Cuisine®. Hain Celestial’s personal care brands include Alba Botanica®, Avalon Organics®, JASON®, Live Clean® and Queen Helene®. For more information, visit hain.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. The words “believe,” “expect,” “anticipate,” “may,” “should,” “plan,” “intend,” “potential,” “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, among other things, our beliefs or expectations relating to our future performance, results of operations and financial condition; foreign exchange and inflation rates; our strategic initiatives; our business strategy; our supply chain, including the availability and pricing of raw materials; our brand portfolio; pricing actions and product performance; current or future macroeconomic trends; and future corporate acquisitions or dispositions.

Risks and uncertainties that may cause actual results to differ materially from forward-looking statements include: challenges and uncertainty resulting from the impact of competition; our ability to manage our supply chain effectively; input cost inflation, including with respect to freight and other distribution costs; foreign currency exchange risk; risks arising from the Russia-Ukraine war; disruption of operations at our manufacturing facilities; reliance on independent contract manufacturers; changes to consumer preferences; customer concentration; reliance on independent distributors; the availability of natural and organic ingredients; risks associated with operating internationally; pending and future litigation, including litigation related to Earth’s Best® baby food products; risks associated with outsourcing arrangements; our ability to execute our cost reduction initiatives and related strategic initiatives; our ability to identify and complete acquisitions or divestitures and our level of success in integrating acquisitions; our reliance on independent certification for a number of our products; the reputation of our Company and our brands; our ability to use and protect trademarks; general economic conditions; the United Kingdom’s exit from the European Union; cybersecurity incidents; disruptions to information technology systems; the impact of climate change; liabilities, claims or regulatory change with respect to environmental matters; potential liability if our products cause illness or physical harm; the highly regulated environment in which we operate; compliance with data privacy laws; compliance with our credit agreement; the discontinuation of LIBOR; challenges and uncertainty resulting from the COVID-19 pandemic; our ability to issue preferred stock; the adequacy of our insurance coverage; impairments in the carrying value of goodwill or other intangible assets; and other risks and matters described in our most recent Annual Report on Form 10-K and our other filings from time to time with the U.S. Securities and Exchange Commission.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

We undertake no obligation to update forward-looking statements to reflect actual results or changes in assumptions or circumstances, except as required by applicable law.

Non-GAAP Financial Measures
This press release and the accompanying tables include non-GAAP financial measures, including, among others, adjusted operating income and its related margin, adjusted gross profit and its related margin, adjusted net income and its related margin, adjusted earnings per diluted share, net sales adjusted for the impact of foreign exchange, acquisitions, divestitures and discontinued brands, adjusted EBITDA and its related margin, adjusted EBITDA on a constant currency basis and its related margin and operating free cash flows. The reconciliations of historic non-GAAP financial measures to the comparable GAAP financial measures are provided in the tables below. Management believes that the non-GAAP financial measures presented provide useful additional information to investors about current trends in the Company’s operations and are useful for period-over-period comparisons of operations. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read only in connection with the Company’s Consolidated Statements of Operations and Cash Flows presented in accordance with GAAP.

The Company provides net sales adjusted for the impact of foreign currency, acquisitions, divestitures and discontinued brands to demonstrate the growth rate of net sales excluding the impact of such items. The Company’s management believes net sales adjusted for such items is useful to investors because it enables them to better understand the growth of our business from period to period.

The Company believes presenting net sales adjusted for the impact of foreign currency provides useful information to investors because it provides transparency to underlying performance in the Company’s consolidated net sales by excluding the effect that foreign currency exchange rate fluctuations have on period-to-period comparability given the volatility in foreign currency exchange markets. To present net sales adjusted for the impact of foreign currency, current period net sales for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in average monthly foreign currency exchange rate between the current fiscal period and the corresponding period of the prior fiscal year.

To present net sales adjusted for the impact of acquisitions, the net sales of an acquired business are excluded from fiscal quarters constituting or falling within the current period and prior period where the applicable fiscal quarter in the prior period did not include the acquired business for the entire quarter. To present net sales adjusted for the impact of divestitures and discontinued brands, the net sales of a divested business or discontinued brand are excluded from all periods.

The Company provides adjusted EBITDA and adjusted EBITDA on a constant currency basis because the Company’s management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of performance-based executive compensation. The Company believes presenting adjusted EBITDA on a constant currency basis provides useful information to investors because it provides transparency to underlying performance in the Company’s adjusted EBITDA by excluding the effect that foreign currency exchange rate fluctuations have on period-to-period comparability given the volatility in foreign currency exchange markets.

The Company defines adjusted EBITDA as net income before net interest expense, income taxes, depreciation and amortization, equity in net loss of equity-method investees, stock-based compensation, net, unrealized currency losses (gains), certain litigation and related costs, CEO succession costs, plant closure related costs, net, productivity and transformation costs, warehouse and manufacturing consolidation and other costs, costs associated with acquisitions, divestitures and other transactions, gains on sales of assets, certain inventory write-downs, long-lived asset impairments and other adjustments. Adjusted EBITDA on a constant currency basis reflects adjusted EBITDA, as defined above, adjusted for the impact of foreign currency. To present adjusted EBITDA on a constant currency basis, current period adjusted EBITDA for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in average monthly foreign currency exchange rate between the current fiscal period and the corresponding period of the prior fiscal year.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

The Company views operating free cash flows as an important measure because it is one factor in evaluating the amount of cash available for discretionary investments. The Company defines operating free cash flows as cash used in or provided by operating activities (a GAAP measure) less purchases of property, plant and equipment.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Second Quarter		Second Quarter Year to Date
	2023	2022	2023	2022

Net sales	$454,208	$476,941	$893,559	$931,844
Cost of sales	350,351	359,646	695,367	709,131
Gross profit	103,857	117,295	198,192	222,713
Selling, general and administrative expenses	72,357	80,136	147,308	153,929
Amortization of acquired intangible assets	2,785	2,049	5,573	4,144
Productivity and transformation costs	986	2,786	1,759	6,769
Long-lived asset impairment	340	303	340	303
Operating income	27,389	32,021	43,212	57,568
Interest and other financing expense, net	10,812	2,592	18,489	4,448
Other income, net	(1,062)	(9,070)	(2,852)	(9,858)
Income before income taxes and equity in net loss of equity-method investees	17,639	38,499	27,575	62,978
Provision for income taxes	6,357	7,145	8,988	11,687
Equity in net loss of equity-method investees	316	465	698	991
Net income	$10,966	$30,889	$17,889	$50,300

Net income per common share:
Basic	$0.12	$0.33	$0.20	$0.53
Diluted	$0.12	$0.33	$0.20	$0.52

Shares used in the calculation of net income per common share:
Basic	89,380	94,036	89,343	95,579
Diluted	89,578	94,808	89,535	96,123

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited and in thousands)

	December 31, 2022	June 30, 2022
ASSETS
Current assets:
Cash and cash equivalents	$43,437	$65,512
Accounts receivable, net	177,058	170,661
Inventories	324,525	308,034
Prepaid expenses and other current assets	58,781	54,079
Assets held for sale	1,500	1,840
Total current assets	605,301	600,126
Property, plant and equipment, net	294,635	297,405
Goodwill	927,078	933,796
Trademarks and other intangible assets, net	470,956	477,533
Investments and joint ventures	13,260	14,456
Operating lease right-of-use assets, net	101,374	114,691
Other assets	25,554	20,377
Total assets	$2,438,158	$2,458,384
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$153,677	$174,765
Accrued expenses and other current liabilities	85,168	86,833
Current portion of long-term debt	7,602	7,705
Total current liabilities	246,447	269,303
Long-term debt, less current portion	870,800	880,938
Deferred income taxes	95,131	95,044
Operating lease liabilities, noncurrent portion	92,587	107,481
Other noncurrent liabilities	24,552	22,450
Total liabilities	1,329,517	1,375,216
Stockholders' equity:
Common stock	1,113	1,111
Additional paid-in capital	1,210,555	1,203,126
Retained earnings	786,987	769,098
Accumulated other comprehensive loss	(163,346)	(164,482)
	1,835,309	1,808,853
Less: Treasury stock	(726,668)	(725,685)
Total stockholders' equity	1,108,641	1,083,168
Total liabilities and stockholders' equity	$2,438,158	$2,458,384

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited and in thousands)

	Second Quarter		Second Quarter Year to Date
	2023	2022	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$10,966	$30,889	$17,889	$50,300
Adjustments to reconcile net income to net cash provided by (used in) operating activities
Depreciation and amortization	12,155	10,903	24,125	21,758
Deferred income taxes	(486)	(1,166)	(1,983)	(3,271)
Equity in net loss of equity-method investees	316	465	698	991
Stock-based compensation, net	3,435	4,156	7,429	8,443
Long-lived asset impairment	340	303	340	303
Gain on sale of assets	(3,335)	(8,645)	(3,395)	(8,921)
Other non-cash items, net	(1,048)	(393)	(2,505)	(1,486)
Increase (decrease) in cash attributable to changes in operating assets and liabilities:
Accounts receivable	3,053	21,813	(6,536)	12,370
Inventories	(1,722)	196	(18,629)	2,473
Other current assets	(2,872)	(6,026)	(331)	(5,126)
Other assets and liabilities	2,830	3,342	4,178	1,776
Accounts payable and accrued expenses	(21,168)	(25,392)	(23,932)	(11,579)
Net cash provided by (used in) operating activities	2,464	30,445	(2,652)	68,031
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property, plant and equipment	(6,840)	(10,186)	(14,055)	(27,996)
Acquisitions of businesses, net of cash acquired	—	(254,569)	—	(254,569)
Investments and joint ventures, net	242	(106)	433	(514)
Proceeds from sale of assets	7,512	10,570	7,608	10,734
Net cash provided by (used in) investing activities	914	(254,291)	(6,014)	(272,345)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under bank revolving credit facility	105,000	420,000	185,000	540,000
Repayments under bank revolving credit facility	(124,875)	(325,000)	(194,750)	(330,000)
Borrowings under term loan	—	300,000	—	300,000
Payments of other debt, net	(87)	(2,948)	(159)	(3,185)
Share repurchases	—	(89,830)	—	(266,933)
Employee shares withheld for taxes	(754)	(29,858)	(983)	(31,033)
Net cash (used in) provided by financing activities	(20,716)	272,364	(10,892)	208,849
Effect of exchange rate changes on cash	8,981	(278)	(2,517)	(3,204)
Net (decrease) increase in cash and cash equivalents	(8,357)	48,240	(22,075)	1,331
Cash and cash equivalents at beginning of period	51,794	28,962	65,512	75,871
Cash and cash equivalents at end of period	$43,437	$77,202	$43,437	$77,202

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Hain Consolidated
Net Sales
Net sales - Q2 FY23	$282,361	$171,847	$—	$454,208
Net sales - Q2 FY22	$275,014	$201,927	$—	$476,941
% change - FY23 net sales vs. FY22 net sales	2.7%	(14.9)%		(4.8)%

Gross Profit
Q2 FY23
Gross profit	$71,127	$32,730	$—	$103,857
Non-GAAP adjustments(1)	22	(6)	—	16
Adjusted gross profit	$71,149	$32,724	$—	$103,873
% change - FY23 gross profit vs. FY22 gross profit	5.0%	(34.0)%		(11.5)%
% change - FY23 adjusted gross profit vs. FY22 adjusted gross profit	4.8%	(33.8)%		(11.5)%
Gross margin	25.2%	19.0%		22.9%
Adjusted gross margin	25.2%	19.0%		22.9%

Q2 FY22
Gross profit	$67,721	$49,574	$—	$117,295
Non-GAAP adjustments(1)	183	(168)	—	15
Adjusted gross profit	$67,904	$49,406	$—	$117,310
Gross margin	24.6%	24.6%		24.6%
Adjusted gross margin	24.7%	24.5%		24.6%

Operating income (loss)
Q2 FY23
Operating income (loss)	$32,262	$11,940	$(16,813)	$27,389
Non-GAAP adjustments(1)	75	525	7,363	7,963
Adjusted operating income (loss)	$32,337	$12,465	$(9,450)	$35,352
% change - FY23 operating income (loss) vs. FY22 operating income (loss)	18.8%	(56.4)%	(25.3)%	(14.5)%
% change - FY23 adjusted operating income (loss) vs. FY22 adjusted operating income (loss)	11.6%	(55.1)%	(14.2)%	(22.7)%
Operating income margin	11.4%	6.9%		6.0%
Adjusted operating income margin	11.5%	7.3%		7.8%

Q2 FY22
Operating income (loss)	$27,162	$27,368	$(22,509)	$32,021
Non-GAAP adjustments(1)	1,802	396	11,498	13,696
Adjusted operating income (loss)	$28,964	$27,764	$(11,011)	$45,717
Operating income margin	9.9%	13.6%		6.7%
Adjusted operating income margin	10.5%	13.7%		9.6%
(1) See accompanying table "Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate/Other	Hain Consolidated
Net Sales
Net sales - Q2 FY23 YTD	$570,757	$322,802	$—	$893,559
Net sales - Q2 FY22 YTD	$540,539	$391,305	$—	$931,844
% change - FY23 net sales vs. FY22 net sales	5.6%	(17.5)%		(4.1)%

Gross Profit
Q2 FY23 YTD
Gross profit	$136,662	$61,530	$—	$198,192
Non-GAAP adjustments(1)	52	—	—	52
Adjusted gross profit	$136,714	$61,530	$—	$198,244
% change - FY23 gross profit vs. FY22 gross profit	9.7%	(37.3)%		(11.0)%
% change - FY23 adjusted gross profit vs. FY22 adjusted gross profit	7.5%	(37.8)%		(12.3)%
Gross margin	23.9%	19.1%		22.2%
Adjusted gross margin	24.0%	19.1%		22.2%

Q2 FY22 YTD
Gross profit	$124,530	$98,183	$—	$222,713
Non-GAAP adjustments(1)	2,593	707	—	3,300
Adjusted gross profit	$127,123	$98,890	$—	$226,013
Gross margin	23.0%	25.1%		23.9%
Adjusted gross margin	23.5%	25.3%		24.3%

Operating income (loss)
Q2 FY23 YTD
Operating income (loss)	$56,707	$19,615	$(33,110)	$43,212
Non-GAAP adjustments(1)	411	852	11,301	12,564
Adjusted operating income (loss)	$57,118	$20,467	$(21,809)	$55,776
% change - FY23 operating income (loss) vs. FY22 operating income (loss)	28.9%	(61.9)%	(12.6)%	(24.9)%
% change - FY23 adjusted operating income (loss) vs. FY22 adjusted operating income (loss)	15.4%	(61.4)%	(2.9)%	(30.3)%
Operating income margin	9.9%	6.1%		4.8%
Adjusted operating income margin	10.0%	6.3%		6.2%

Q2 FY22 YTD
Operating income (loss)	$44,004	$51,437	$(37,873)	$57,568
Non-GAAP adjustments(1)	5,497	1,572	15,424	22,493
Adjusted operating income (loss)	$49,501	$53,009	$(22,449)	$80,061
Operating income margin	8.1%	13.1%		6.2%
Adjusted operating income margin	9.2%	13.5%		8.6%

(1) See accompanying table "Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands, except per share amounts)

Reconciliation of Gross Profit, GAAP to Gross Profit, as Adjusted:
	Second Quarter		Second Quarter Year to Date
	2023	2022	2023	2022
Gross profit, GAAP	$103,857	$117,295	$198,192	$222,713
Adjustments to Cost of sales:
Inventory write-down	—	(46)	—	(46)
Plant closure related costs, net	16	(188)	52	808
Warehouse/manufacturing consolidation and other costs, net	—	249	—	2,538
Gross profit, as adjusted	$103,873	$117,310	$198,244	$226,013

Reconciliation of Operating Income, GAAP to Operating Income, as Adjusted:
	Second Quarter		Second Quarter Year to Date
	2023	2022	2023	2022
Operating income, GAAP	$27,389	$32,021	$43,212	$57,568
Adjustments to Cost of sales:
Inventory write-down	—	(46)	—	(46)
Plant closure related costs, net	16	(188)	52	808
Warehouse/manufacturing consolidation and other costs, net	—	249	—	2,538

Adjustments to Operating expenses(a):
CEO succession	5,113	—	5,113	—
Transaction and integration costs, net	402	8,963	1,769	8,732
Certain litigation expenses, net(b)	2,482	1,624	4,945	3,384
Long-lived asset impairment	340	303	340	303
Plant closure related costs, net	37	5	(1)	5
Productivity and transformation costs	986	2,786	1,759	6,769
Warehouse/manufacturing consolidation and other costs, net	(1,413)	—	(1,413)	—
Operating income, as adjusted	$35,352	$45,717	$55,776	$80,061

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses, long-lived asset impairment and productivity and transformation costs.
(b) Expenses and items relating to securities class action and baby food litigation.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted Gross Profit, Adjusted Operating Income, Adjusted Net Income and Adjusted EPS
(unaudited and in thousands, except per share amounts)

Reconciliation of Net Income, GAAP to Net Income, as Adjusted:
	Second Quarter		Second Quarter Year to Date
	2023	2022	2023	2022
Net income, GAAP	$10,966	$30,889	$17,889	$50,300
Adjustments to Cost of sales:
Inventory write-down	—	(46)	—	(46)
Plant closure related costs, net	16	(188)	52	808
Warehouse/manufacturing consolidation and other costs, net	—	249	—	2,538

Adjustments to Operating expenses(a):
CEO succession	5,113	—	5,113	—
Transaction and integration costs, net	402	8,963	1,769	8,732
Certain litigation expenses, net(b)	2,482	1,624	4,945	3,384
Long-lived asset impairment	340	303	340	303
Plant closure related costs, net	37	5	(1)	5
Productivity and transformation costs	986	2,786	1,759	6,769
Warehouse/manufacturing consolidation and other costs, net	(1,413)	—	(1,413)	—

Adjustments to Interest and other expense (income), net(c):
Gain on sale of assets	(3,355)	(8,656)	(3,395)	(9,102)
Unrealized currency losses (gains)	2,160	(480)	449	(1,503)

Adjustments to Provision for income taxes:
Net tax impact of non-GAAP adjustments	526	(1,110)	(20)	(4,020)
Net income, as adjusted	$18,260	$34,339	$27,487	$58,168
Net income margin	2.4%	6.5%	2.0%	5.4%
Adjusted net income margin	4.0%	7.2%	3.1%	6.2%

Diluted shares used in the calculation of net income per common share:	89,578	94,808	89,535	96,123

Diluted net income per common share, GAAP	$0.12	$0.33	$0.20	$0.52
Diluted net income per common share, as adjusted	$0.20	$0.36	$0.31	$0.61

(a) Operating expenses include amortization of acquired intangibles, selling, general and administrative expenses, long-lived asset impairment and productivity and transformation costs.
(b) Expenses and items relating to securities class action and baby food litigation.
(c) Interest and other expense (income), net includes interest and other financing expenses, net, unrealized currency losses (gains), gain on sale of assets and other expense, net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted Net Sales Growth
(unaudited and in thousands)

Q2 FY23	North America	International	Hain Consolidated
Net sales	$282,361	$171,847	$454,208
Acquisitions, divestitures and discontinued brands	(16,849)	—	(16,849)
Impact of foreign currency exchange	2,075	23,720	25,795
Net sales on a constant currency basis adjusted for acquisitions, divestitures and discontinued brands	$267,587	$195,567	$463,154

Q2 FY22
Net sales	$275,014	$201,927	$476,941
Acquisitions, divestitures and discontinued brands	(2,280)	—	(2,280)
Net sales adjusted for acquisitions, divestitures and discontinued brands	$272,734	$201,927	$474,661

Net sales growth (decline)	2.7%	(14.9)%	(4.8)%
Impact of acquisitions, divestitures and discontinued brands	(5.4)%	—	(3.0)%
Impact of foreign currency exchange	0.8%	11.7%	5.4%
Net sales decline on a constant currency basis adjusted for acquisitions, divestitures and discontinued brands	(1.9)%	(3.2)%	(2.4)%

Q2 FY23 YTD	North America	International	Hain Consolidated
Net sales	$570,757	$322,802	$893,559
Acquisitions, divestitures and discontinued brands	(34,499)	—	(34,499)
Impact of foreign currency exchange	3,143	49,506	52,649
Net sales on a constant currency basis adjusted for acquisitions, divestitures and discontinued brands	$539,401	$372,308	$911,709

Q2 FY22 YTD
Net sales	$540,539	$391,305	$931,844
Acquisitions, divestitures and discontinued brands	(4,832)	—	(4,832)
Net sales adjusted for acquisitions, divestitures and discontinued brands	$535,707	$391,305	$927,012

Net sales growth (decline)	5.6%	(17.5)%	(4.1)%
Impact of acquisitions, divestitures and discontinued brands	(5.5)%	—%	(3.2)%
Impact of foreign currency exchange	0.6%	12.7%	5.6%
Net sales growth (decline) on a constant currency basis adjusted for acquisitions, divestitures and discontinued brands	0.7%	(4.8)%	(1.7)%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted EBITDA
(unaudited and in thousands)

	Second Quarter		Second Quarter Year to Date
	2023	2022	2023	2022

Net income	$10,966	$30,889	$17,889	$50,300

Depreciation and amortization	12,155	10,903	24,125	21,758
Equity in net loss of equity-method investees	316	465	698	991
Interest expense, net	10,379	1,685	17,658	2,831
Provision for income taxes	6,357	7,145	8,988	11,687
Stock-based compensation, net	3,435	4,156	7,429	8,443
Unrealized currency losses (gains)	2,160	(480)	449	(1,503)
Litigation and related costs
Certain litigation expenses, net(a)	2,482	1,624	4,945	3,384
Restructuring activities
CEO succession	5,113	—	5,113	—
Plant closure related costs, net	53	(183)	51	813
Productivity and transformation costs	986	2,247	1,759	5,451
Warehouse/manufacturing consolidation and other costs, net	(1,972)	249	(1,972)	2,538
Acquisitions, divestitures and other
Transaction and integration costs, net	402	8,963	1,769	8,732
Gain on sale of assets	(3,355)	(8,656)	(3,395)	(9,102)
Impairment charges
Inventory write-down	—	(46)	—	(46)
Long-lived asset impairment	340	303	340	303
Adjusted EBITDA	$49,817	$59,264	$85,846	$106,580

(a) Expenses and items relating to securities class action and baby food litigation.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted EBITDA by Segment
(unaudited and in thousands)

Q2 FY23	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$32,262	$11,940	$(16,813)	$27,389
Depreciation and amortization	4,803	6,300	1,052	12,155
Stock-based compensation, net	1,273	773	1,389	3,435
Certain litigation expenses, net(a)	—	—	2,482	2,482
CEO succession	—	—	5,113	5,113
Plant closure related costs, net	58	(5)	—	53
Productivity and transformation costs	29	521	436	986
Warehouse/manufacturing consolidation and other costs, net	—	—	(1,972)	(1,972)
Transaction and integration costs, net	(11)	9	404	402
Long-lived asset impairment	—	—	340	340
Other	96	(296)	(366)	(566)
Adjusted EBITDA	$38,510	$19,242	$(7,935)	$49,817

Q2 FY22
Operating income (loss)	$27,162	$27,368	$(22,509)	$32,021
Depreciation and amortization	3,654	6,295	954	10,903
Stock-based compensation, net	778	346	3,032	4,156
Certain litigation expenses, net(a)	—	—	1,624	1,624
Plant closure related costs	122	(305)	—	(183)
Productivity and transformation costs	1,577	255	415	2,247
Warehouse/manufacturing consolidation and other costs, net	106	143	—	249
Transaction and integration costs, net	43	—	8,920	8,963
Inventory write-down	(46)	—	—	(46)
Long-lived asset impairment	—	303	—	303
Other	(59)	(106)	(808)	(973)
Adjusted EBITDA	$33,337	$34,299	$(8,372)	$59,264

(a) Expenses and items relating to securities class action and baby food litigation.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted EBITDA by Segment
(unaudited and in thousands)

Q2 FY23 YTD	North America	International	Corporate/Other	Hain Consolidated
Operating income (loss)	$56,707	$19,615	$(33,110)	$43,212
Depreciation and amortization	9,695	12,895	1,535	24,125
Stock-based compensation, net	2,356	1,164	3,909	7,429
Certain litigation expenses, net(a)	—	—	4,945	4,945
CEO succession	—	—	5,113	5,113
Plant closure related costs, net	53	(2)	—	51
Productivity and transformation costs	370	859	530	1,759
Warehouse/manufacturing consolidation and other costs, net	—	—	(1,972)	(1,972)
Transaction and integration costs, net	(11)	(6)	1,786	1,769
Long-lived asset impairment	—	—	340	340
Other	121	(336)	(710)	(925)
Adjusted EBITDA	$69,291	$34,189	$(17,634)	$85,846

Q2 FY22 YTD
Operating income (loss)	$44,004	$51,437	$(37,873)	$57,568
Depreciation and amortization	7,396	12,705	1,657	21,758
Stock-based compensation, net	1,414	1,067	5,962	8,443
Certain litigation expenses, net(a)	—	—	3,384	3,384
Plant closure related costs, net	1,118	(305)	—	813
Productivity and transformation costs	3,202	554	1,695	5,451
Warehouse/manufacturing consolidation and other costs, net	1,519	1,019	—	2,538
Transaction and integration costs, net	(298)	—	9,030	8,732
Inventory write-down	(46)	—	—	(46)
Long-lived asset impairment	—	303	—	303
Other	(870)	(47)	(1,447)	(2,364)
Adjusted EBITDA	$57,439	$66,733	$(17,592)	$106,580

(a) Expenses and items relating to securities class action and baby food litigation.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Adjusted EBITDA and Adjusted EBITDA Margin at Constant Currency by Segment
(unaudited and in thousands)

Q2 FY23	North America	International	Corporate/Other	Hain Consolidated
Adjusted EBITDA	$38,510	$19,242	$(7,935)	$49,817
Impact of foreign currency exchange	283	2,626	—	2,909
Adjusted EBITDA on a constant currency basis	$38,793	$21,868	$(7,935)	$52,726

Net sales on a constant currency basis	$284,436	$195,567		$480,003
Adjusted EBITDA margin on a constant currency basis	13.6%	11.2%		11.0%

Q2 FY22
Adjusted EBITDA	$33,337	$34,299	$(8,372)	$59,264

Net sales	$275,014	$201,927		$476,941
Adjusted EBITDA margin	12.1%	17.0%		12.4%

Q2 FY23 vs. Q2 FY22
Adjusted EBITDA growth on a constant currency basis (%)	16.4%	(36.2)%	5.2%	(11.0)%

Adjusted EBITDA margin change on a constant currency basis (bps)	152	(580)		(144)

Q2 FY23 YTD	North America	International	Corporate/Other	Hain Consolidated
Adjusted EBITDA	$69,291	$34,189	$(17,634)	$85,846
Impact of foreign currency exchange	363	5,164	—	5,527
Adjusted EBITDA on a constant currency basis	$69,654	$39,353	$(17,634)	$91,373

Net sales on a constant currency basis	$573,900	$372,308		$946,208
Adjusted EBITDA margin on a constant currency basis	12.1%	10.6%		9.7%

Q2 FY22 YTD
Adjusted EBITDA	$57,439	$66,733	$(17,592)	$106,580

Net sales	$540,539	$391,305		$931,844
Adjusted EBITDA margin	10.6%	17.1%		11.4%

Q2 FY23 YTD vs. Q2 FY22 YTD
Adjusted EBITDA growth on a constant currency basis (%)	21.3%	(41.0)%	(0.2)%	(14.3)%

Adjusted EBITDA margin change on a constant currency basis (bps)	151	(648)		(178)

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES
Operating Free Cash Flows
(unaudited and in thousands)

	Second Quarter		Second Quarter Year to Date
	2023	2022	2023	2022

Net cash provided by (used in) operating activities	$2,464	$30,445	$(2,652)	$68,031
Purchases of property, plant and equipment	(6,840)	(10,186)	(14,055)	(27,996)
Operating free cash flows	$(4,376)	$20,259	$(16,707)	$40,035

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com